                                                                    EXHIBIT 24.2


                               POWER OF ATTORNEY
                               -----------------



Each of the officers and directors of Terra Nova (Bermuda) Holdings Ltd. whose signature appears below hereby appoints Peter W. Norledge and John Riddick, and each of them severally, as his attorney-in-fact to sign his name and on his behalf, in any and all amendments, including pre-effective and post-effective amendments to registration statement No. 33-93358, making such changes in this registration statement as appropriate, and generally doing all such things on their behalf in their capacities as officers and directors to enable Terra Nova (Bermuda) Holdings Ltd. to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission.



/s/ Mark J. Byrne
_____________________________         Director
    Mark J. Byrne



/s/ Nigel H.J. Rogers
_____________________________         Director
    Nigel H.J. Rogers



/s/ William J. Wedlake
_____________________________         Chief Financial Officer
    William J. Wedlake                (principal financial officer and
                                      accounting officer)




                                                     London, 24th April 1997

                               POWER OF ATTORNEY
                               -----------------



Each of the officers and directors of Terra Nova (Bermuda) Holdings Ltd. whose signature appears below hereby appoints Peter W. Norledge and John Riddick, and each of them severally, as his attorney-in-fact to sign his name and on his behalf, in any and all amendments, including pre-effective and post-effective amendments to registration statement No. 33-93358, making such changes in this registration statement as appropriate, and generally doing all such things on their behalf in their capacities as officers and directors to enable Terra Nova (Bermuda) Holdings Ltd. to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission.



/s/ John J. Dwyer
_____________________________         Director
    John J. Dwyer



/s/ Nigel H.J. Rogers
_____________________________         Director
    Nigel H.J. Rogers



/s/ William J. Wedlake
_____________________________         Director and Chief Financial Officer
    William J. Wedlake                (principal financial officer and
                                      accounting officer)




                                                     London, 24th April 1997